SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                 FORM 8-K
               _____________________________________________

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

  Date of  Report (Date of earliest event reported):  March 1997


                               US WATS, INC.

          (Exact name of Registrant as Specified in its Charter)


                                  0-22944
                         (Commission File Number)

         New York                                 22-3055962
-----------------------------------        ------------------------------
(State of Other Jurisdiction of            (IRS Employer Identification
      Incorporation)                                  Number)



                        111 Presidential Boulevard
                                 Suite 114
                      Bala Cynwyd, Pennsylvania 19004
                   -------------------------------------
(Address, including zip code, of Registrant's Principal Executive Offices)

                              (610) 660-0100
           (Registrant's telephone number, including area code)

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Item 4. Changes in Registrant's Certifying Accountant

On March 14, 1997, US WATS, Inc. (the "Company") replaced Rudolph Palitz LLP as the principal accountant for the Company and its subsidiaries. For the past year the former principal accountants' report on the Company's consolidated financial statements have not contained an adverse or disclaimer of opinion, nor has their report been qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to replace the former accountant was approved by the board of directors. During the past year and through the date of their replacement, there were no disagreements or matters of the type contemplated by Item 304(a)(1)(iv) of Regulation S-K.

On March 14, 1997, the Company engaged as its new principal accountant Deloitte & Touche LLP. During the two most recent fiscal years and through the date of their appointment, the Company has not consulted with Deloitte & Touche LLP on matters of the type contemplated by Item 304(a)(2) of Regulation S-K.

The Company has requested that Rudolph Palitz LLP furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the statements set forth in this Form 8-K. A fully-executed letter from Rudolph Palitz LLP will be filed with the SEC by amendment within the appropriate time period after it is received by the Company.

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         US WATS, Inc.
                                         (Registrant)


                                     By: /s/Kevin M. O'Hare
                                         --------------------------
                                         Kevin M. O'Hare
                                         Chief Executive Officer, Director


                                     By: /s/Christopher J. Shannon
                                         --------------------------
                                         Christopher J. Shannon
                                         Chief Financial Officer


Dated: March 14, 1997

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